Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Ten:
Putnam Series V

Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Ten:
Putnam Series V
Putnam Series I-IV

Supplement dated September 30, 2022 to the variable annuity prospectus dated May 2, 2022 and the updating summary prospectus dated May 2, 2022

This supplement to the variable annuity prospectus and updating summary prospectus is related to a change to the Putnam VT Small Cap Value Fund since the variable annuity prospectus dated May 2, 2022. This may not reflect all of the changes that have occurred since you entered into your Contract. The changes are related to:
Appendix A - Funds Available Under the Contract
All other provisions outlined in your variable annuity prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.

In Appendix A - Funds Available Under the Contract: the following fund fee is updated as follows:

Fund and Adviser/Subadviser	Current Expenses
Putnam VT Small Cap Value Fund - Class IA Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	0.75%

This update should be retained for future reference.

HV-7928